UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 22, 2008
The Stanley Works
(Exact name of registrant as specified in its charter)

Connecticut	1-5244	06-0548860

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 Stanley Drive, New Britain, Connecticut		06053

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (860) 225-5111
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
The Stanley Works is providing the segment results, along with diluted earnings per share for 2007 and 2008 prior periods as recast to reflect the previously announced sale of the CST/berger business and two other small business divestitures as discontinued operations. The segment and diluted earnings per share results are attached hereto as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits
99.1 Business Segment Trends

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Stanley Works
July 22, 2008	By:	/s/ Bruce H. Beatt
		Name:	Bruce H. Beatt
		Title:	Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Business Segment Trends